UNITED STATES

  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2017

 CELSION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100

Lawrenceville, NJ 08648

Registrant’s telephone number, including area code: (609) 896-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on December 20, 2016, the Company entered into a securities purchase agreement with certain investors pursuant to which the Company agreed, among other things, to issue warrants (the “2016 Warrants”) to purchase up to 367,343 shares of Common Stock to such investors in a registered direct offering.

As previously reported, on June 22, 2017, the Company entered into a termination agreement in connection with a cancelled registered direct transaction (the “Termination Agreement”). Pursuant to the terms of the Termination Agreement, the Company agreed, among other things, to reprice the 2016 Warrants to an exercise price equal to $1.65 per share (the “Reduced Exercise Price”). In connection therewith, the Company received acceptance of the reprice offer (the “Acceptance”) from two holders on June 23, 2017 and entered into Warrant Exercise Agreements (the “Exercise Agreement”) with both holders of the 2016 Warrants (the “Exercising Holders”), which Exercising Holders own, in the aggregate, 2016 Warrants exercisable for 265,303 shares of Common Stock. Pursuant to the Acceptance and the Exercise Agreements, the Exercising Holders and the Company agreed that the Exercising Holders would exercise their 2016 Warrants with respect to 265,303 shares of Common Stock underlying such 2016 Warrants for the Reduced Exercise Price.

The Company expects to receive aggregate gross proceeds of approximately $437,750 from the exercise of the 2016 Warrants by the Exercising Holders.

The description of terms and conditions of the Exercise Agreements set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Exercise Agreement, which is attached hereto as Exhibit 10.1.

Item 3.03	Material Modifications to Rights of Security Holders.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Warrant Exercise Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Dated: June 26, 2017	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Warrant Exercise Agreement